UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________
FORM 8-K
______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 10, 2021
______________________________
BRP Group, Inc.
(Exact name of registrant as specified in its charter)
______________________________

Delaware	001-39095	61-1937225
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File No.)	Identification No.)
4211 W. Boy Scout Blvd., Suite 800, Tampa, Florida 33607
(Address of principal executive offices) (Zip code)
(Registrant's telephone number, including area code): (866) 279-0698
Not Applicable
(Former Name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	BRP	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.
On September 10, 2021, Millennial Specialty Insurance, LLC (“MSI”) and Armfield, Harrison & Thomas, LLC (“AHT” and, together with MSI, the “Buyers”), each an indirect subsidiary of BRP Group, Inc. (“BRP Group” or the “Company”), entered into an agreement (the “JGS Purchase Agreement”) to acquire (i) substantially all of the assets of Jacobson, Goldfarb & Scott, Inc., Aura Holdings, LLC, American Union Risk Associates, LLC, American Union Risk Management, LLC and certain other affiliates and (ii) all of the outstanding equity interests of Preferred Property Program, Inc. and Preferred Property Risk Purchasing Group, Inc. (such parties collectively, “JGS”). The Partnership, BRP Group’s nomenclature for a strategic acquisition, is expected to close on October 1, 2021, subject to certain closing conditions. Pursuant to the terms of the JGS Purchase Agreement, the upfront consideration for the Partnership comprises:
•approximately $163.2 million in cash (which will be reduced by the value of any shares of Class A common stock of BRP Group granted to new colleagues in connection with the Partnership); and
•1,821,625 units of Baldwin Risk Partners, LLC (“BRP LLC”) (each of which the holder may cause to be redeemed for one share of Class A common stock, subject to certain contractual lockup restrictions) and the corresponding 1,821,625 shares of BRP Group’s Class B common stock to be issued pursuant to the terms of BRP LLC’s Third Amended and Restated Limited Liability Company Agreement, as amended.
In addition, under the terms of the JGS Purchase Agreement, JGS will have the opportunity to receive additional contingent consideration of up to approximately $92.9 million based upon the achievement of certain post-closing primarily revenue-focused performance measures, which contingent consideration is payable in cash, shares of BRP Group’s Class A common stock or a combination of both at the Buyers’ sole option. The securities to be issued as part of the consideration payable under the JGS Purchase Agreement will be subject to contractual transfer restrictions for a period of time.
No underwriters were involved in these sales. There was no general solicitation of investors or advertising, and BRP Group did not pay or give, directly or indirectly, any commission or other remuneration, in connection with the offering of these securities. In the transactions described above, the recipients of the securities represented their intention to acquire the securities for investment only and not with a view to or for sale in connection with any distribution thereof, and appropriate legends were or will be affixed to the issued securities.
The securities described above were offered to a limited number of investors, all of which had sufficient knowledge and experience in financial and business matters to make them capable of evaluating the merits and risks of the prospective investment, and for nominal consideration. The offer, sale and issuance, as applicable, of the securities described above were deemed to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance upon Section 4(a)(2) of the Securities Act as transactions by an issuer not involving any public offering.
Item 7.01. Regulation FD Disclosure.
BRP Group disclosed certain information relating to the Company set forth below to prospective investors:
Agreement to Acquire JGS
The information set forth in Item 3.02 above is incorporated by reference herein. At the time the due diligence was concluded, the JGS Partnership represented $43.3 million of Acquired Revenue. “Acquired Revenue” is calculated as revenue attributable to acquired businesses for the most recent 12-month period prior to acquisition evaluated based on quality of earnings reviews.
Acquisition of EBSME
On July 30, 2021, Armfield, Harrison & Thomas, LLC, our indirect subsidiary, acquired substantially all of the assets of EBSME, LLC (“EBSME”), pursuant to a purchase agreement, for consideration consisting of approximately $3.0 million in cash (which was reduced by the value of any shares of our Class A common stock granted to EBSME’s Colleagues in connection with the Partnership), 28,861 shares of Class A common stock and the opportunity to receive additional contingent consideration of up to $7.4 million, payable in cash, shares of Class A common stock, or a combination of both at our sole option, based upon the achievement of certain post-closing revenue-focused performance measures. At the time of acquisition, the EBSME Partnership represented $1.2 million of Acquired Revenue.

Acquisition of River Oak
On August 4, 2021, BRP Captive Management, LLC, our indirect subsidiary, acquired substantially all of the assets of River Oak Risk, LLC and River Oak Risk Holdings, LLC (collectively, “River Oak”), pursuant to a purchase agreement, for consideration consisting of approximately $19.0 million in cash (which was reduced by the value of any shares of our Class A common stock granted to River Oak’s Colleagues in connection with the Partnership), 179,845 shares of Class A Common Stock and the opportunity to receive additional contingent consideration of up to $26.4 million, payable in cash, shares of Class A common stock, or a combination of both at our sole option, based upon the achievement of certain post-closing revenue-focused performance measures. At the time of acquisition, the River Oak Partnership represented $2.1 million of Acquired Revenue.
Acquired Revenue Outlook
BRP Group expects to close Partner acquisitions generating total Acquired Revenue of approximately $175 million to $200 million in 2021, with all remaining 2021 Partnerships closing in the fourth quarter of 2021, and approximately $100 million to $150 million in 2022, with 2022 Acquired Revenue being split among fiscal quarters in a similar proportion as 2021 Acquired Revenue.
MGA of the Future
“MGA of the Future” policies in force grew to 652,666 at September 13, 2021 from 605,295 as of June 30, 2021.
The information contained in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 8.01. Other Events.
BRP Group is filing its unaudited pro forma condensed consolidated financial information (the “Pro Forma Financial Information”) as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020, as set forth in Exhibit 99.1 to this report and presented in accordance with Article 11, as amended, of Regulation S-X. The purpose of this Current Report on Form 8-K is to, among other things, file the Pro Forma Financial Information set forth in Item 9.01 below, and to allow such financial information to be incorporated by reference hereafter into a registration statement filed with the SEC under the Securities Act. The Pro Forma Financial Information has been prepared by our management and is based on BRP Group’s historical financial statements and the assumptions and adjustments described in the notes to the Pro Forma Financial Information and gives effect to certain completed and probable acquisitions listed therein (the “Acquisitions”). Exhibit 99.1 is incorporated by reference into this Item 8.01.
Item 9.01. Financial Statements and Exhibits.
(b) Pro Forma Financial Information
The following Pro Forma Financial Information, giving effect to the Acquisitions, is attached as Exhibit 99.1 hereto and incorporated herein by reference:
•unaudited pro forma condensed consolidated balance sheet as of June 30, 2021;
•unaudited pro forma condensed consolidated statement of income (loss) for the six months ended June 30, 2021; and
•unaudited pro forma condensed consolidated statement of income (loss) for the year ended December 31, 2020.
(d) Exhibits

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Consolidated Financial Information for BRP Group, Inc.
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

Forward-looking statements
Certain statements herein are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which represent BRP’s expectations or beliefs concerning future events. Forward-looking statements are statements other than historical facts and may include statements that address future operating, financial or business performance or BRP Group’s strategies or expectations. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “potential,” “outlook” or “continue,” or the negative of these terms or other comparable terminology. Forward-looking statements are based on management’s current expectations and beliefs and involve significant risks and uncertainties that could cause actual results, developments and business decisions to differ materially from those contemplated by these statements.
Factors that could cause actual results or performance to differ from the expectations expressed or implied in such forward-looking statements include, but are not limited to, those described under the caption “Risk Factors” in BRP Group’s Annual Report on Form 10-K for the year ended December 31, 2020 and in BRP Group’s other filings with the Securities and Exchange Commission (the “SEC”), including those factors relevant to BRP Group’s Class A common stock, debt obligations and related restrictions, liquidity, Partnership pipeline and business, financial condition and results of operations, as well as factors related to the potential effects of the COVID-19 pandemic on our business, financial condition and results of operations. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. All forward-looking statements and all subsequent written and oral forward-looking statements attributable to BRP Group or to persons acting on behalf of BRP Group are expressly qualified in their entirety by reference to these risks and uncertainties. You should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date they are made, and BRP Group does not undertake any obligation to update them in light of new information, future developments or otherwise, except as may be required under applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRP GROUP, INC.

Date: September 13, 2021	By:	/s/ Bradford Hale
		Name:	Bradford Hale
		Title:	Chief Financial Officer